SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                January 15, 1998
                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.
                (Exact name of the registrant as specified in its
                                    charter)

           2-99554,  33-9518,  33-10349 33-20826,  33-26683,  33-31592 33-35340,
          33-40243, 33-44591 33-49296, 33-49689, 33-52603, 33-54227,333-4846,



  Delaware                     333-39665                      75-2006294
(State or other          (Commission File Number)           (I.R.S Employee
jurisdiction of                                            Identification No.)
incorporation)

8400 Normandale Lake Boulevard                 55437
Minneapolis, Minnesota                       (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000




Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the January 1998 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by GMACM Pennsylvania

Series 1986-1
Series 1986-4

Master Serviced by Residential Funding Corporation


1986-12     RFM1
1986-15     RFM1
1987-1      RFM1
1987-3      RFM1
1987-4      RFM1
1987-S2     RFM1
1987-6      RFM1
1987-S5     RFM1
1987-S7     RFM1
1987-SA1    RFM1
1988-3A     RFM1
1988-3B     RFM1
1988-3C     RFM1
1988-4B     RFM1
1989-2      RFM1
1989-3A     RFM1
1989-3B     RFM1
1989-3C     RFM1
1989-SW1A   RFM1
1989-SW1B   RFM1
1989-S1     RFM1
1989-S2     RFM1
1989-SW2    RFM1
1989-4A     RFM1
1989-4B     RFM1
1989-S4     RFM1
1989-5A     RFM1
1989-5B     RFM1
1989-7      RFM1
1990-S1     RFM1
1990-2      RFM1
1990-3A     RFM1
1990-3B     RFM1
1990-3C     RFM1
1990-5      RFM1
1990-6      RFM1
1990-8      RFM1
1990-S14    RFM1
1990-R16    RFM1
1991-4      RFM1
1991-R9     RFM1
1991-S11    RFM1
1991-R13    RFM1
1991-R14    RFM1
1991-20     RFM1
1991-21A    RFM1

1991-21B    RFM1
1991-21C    RFM1
1991-25A    RFM1
1991-25B    RFM1
1991-S30    RFM1
1992-S1     RFM1
1992-S2     RFM1
1992-S3     RFM1
1992-S4     RFM1
1992-S5     RFM1
1992-S6     RFM1
1992-S7     RFM1
1992-S8     RFM1
1992-S9     RFM1
1992-S10    RFM1
1992-S11    RFM1
1992-S12    RFM1
1992-13     RFM1
1992-S14    RFM1
1992-S15    RFM1
1992-S16    RFM1
1992-17A    RFM1
1992-17B    RFM1
1992-17C    RFM1
1992-S18    RFM1
1992-S19    RFM1
1992-S20    RFM1
1992-S21    RFM1
1992-S23    RFM1
1992-S22    RFM1
1992-S25    RFM1
1992-S26    RFM1
1992-S27    RFM1
1992-S28    RFM1
1992-S29    RFM1
1992-S31    RFM1
1992-S32    RFM1
1992-S33    RFM1
1992-S34    RFM1
1992-S35    RFM1
1992-S36    RFM1
1992-S37    RFM1
1992-S38    RFM1
1992-S39    RFM1
1992-S40    RFM1
1992-S41    RFM1
1992-S42    RFM1
1992-S43    RFM1
1992-S44    RFM1
1993-S1     RFM1
1993-S2     RFM1
1993-S3     RFM1
1993-S4     RFM1
1993-S5     RFM1

1993-S6     RFM1
1993-S7     RFM1
1993-S8     RFM1
1993-S9     RFM1
1993-S10    RFM1
1993-S11    RFM1
1993-S12    RFM1
1993-S13    RFM1
1993-MZ1    RFM1
1987-S1     RFM1
1989-4C     RFM1
1989-4D     RFM1
1989-4E     RFM1
1993-S14    RFM1
1993-S15    RFM1
1993-19     RFM1
1993-S16    RFM1
1993-S17    RFM1
1993-S18    RFM1
1993-MZ2    RFM1
1993-S20    RFM1
1993-S21    RFM1
1993-S22    RFM1
1993-S23    RFM1
1993-S27    RFM1
1993-S24    RFM1
1993-S25    RFM1
1993-S26    RFM1
1993-S28    RFM1
1993-S29    RFM1
1993-S30    RFM1
1993-S33    RFM1
1993-MZ3    RFM1
1993-S31    RFM1
1993-S32    RFM1
1993-S34    RFM1
1993-S38    RFM1
1993-S41    RFM1
1993-S35    RFM1
1993-S36    RFM1
1993-S37    RFM1
1993-S39    RFM1
1993-S42    RFM1
1993-S40    RFM1
1993-S43    RFM1
1993-S44    RFM1
1993-S46    RFM1
1993-S45    RFM1
1993-S47    RFM1
1993-S48    RFM1
1993-S49    RFM1
1994-S1     RFM1
1994-S2     RFM1
1994-S3     RFM1

1994-S5     RFM1
1994-S6     RFM1
1994-RS4    RFM1
1994-S7     RFM1
1994-S8     RFM1
1994-S9     RFM1
1994-S10    RFM1
1994-S11    RFM1
1994-S12    RFM1
1994-S13    RFM1
1994-S14    RFM1
1994-S15    RFM1
1994-S16    RFM1
1994-MZ1    RFM1
1994-S17    RFM1
1994-S18    RFM1
1994-S19    RFM1
1994-S20    RFM1
1995-S1     RFM1
1995-S2     RFM1
1995-S3     RFM1
1995-S4     RFM1
1995-S6     RFM1
1995-S7     RFM1
1995-S8     RFM1
1995-R5     RFM1
1995-S9     RFM1
1995-S10    RFM1
1995-S11    RFM1
1995-S12    RFM1
1995-S13    RFM1
1995-S14    RFM1
1995-S15    RFM1
1995-S16    RFM1
1995-S17    RFM1
1995-S18    RFM1
1995-S19    RFM1
1995-S21    RFM1
1996-S3     RFM1
1996-S1     RFM1
1996-S2     RFM1
1996-S4     RFM1
1996-S5     RFM1
1996-S6     RFM1
1996-S7     RFM1
1996-S8     RFM1
1996-S9     RFM1
1996-S11    RFM1
1996-S12    RFM1
1996-S10    RFM1
1996-S13    RFM1
1996-S14    RFM1
1996-S15    RFM1
1996-S16    RFM1

1996-S17  RFM1  1996-S18 RFM1 1996-S19 RFM1 1996-S20 RFM1 1996-S21 RFM1 1996-S22
RFM1  1996-S23  RFM1  1995-R20  RFM1  1996-S24  RFM1  1996-S25 RFM1 1997-S1 RFM1
1997-S2  RFM1  1997-S3  RFM1 1997-S4 RFM1 1997-S5 RFM1 1997-S6 RFM1 1997-S7 RFM1
1997-S8 RFM1 1997-QPCR1 RFM1 1997-QPCR2 RFM1 1997-S9 RFM1 1997-S10 RFM1 1997-S11
RFM1 1993-1 RFM1  1997-S12  RFM1  1997-S13  RFM1  1997-S14  RFM1  1997-S15  RFM1
1997-S16 RFM1 1997-S17 RFM1 1997 S-18 RFM1 1997-S17 RFM1 1997-QPCR3 RFM1 -> Item
7. Financial Statements and Exhibits (a) See attached monthly reports











                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:        /s/Davee Olson
Name:   Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated: January 15, 1998







































                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed onits behalf by the undersigned thereunto duly authorized.

RESIDENTIAL FUNDING MORTGAGE
SECURITIES I, INC.

By:
Name:   Davee Olson
Title:  Executive Vice President and
        Chief Financial Officer
Dated: January 15, 1998